VOYA MUTUAL FUNDS

Voya Global Opportunities Fund

 (“Fund”)

Supplement dated June 6, 2014

to the Fund’s Class A, Class B, Class C, Class I,

and Class W Prospectus, and Summary Prospectus,

each dated February 28, 2014, as supplemented May 1, 2014, and to the Fund’s related Statement of Additional Information (“SAI”)

dated February 28, 2014

On May 22, 2014, the Board of Trustees of Voya Mutual Funds (“Board”) approved a proposal to reorganize the Fund (the “Disappearing Fund”) with and into the following “Surviving Fund” (the “Reorganization”):

Disappearing Fund	Surviving Fund
Voya Global Opportunities Fund	Voya Global Equity Dividend Fund

The proposed Reorganization is subject to approval by the shareholders of the Disappearing Fund. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Fund’s shareholders on or about September 3, 2014, and a shareholder meeting is scheduled to be held on or about October 23, 2014. The Disappearing Fund will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the Reorganization will take place on or about November 7, 2014, or such other date as the parties may agree (“Closing Date”).

If shareholders of the Disappearing Fund approve the Reorganization, from October 27, 2014 through the Closing Date, the Disappearing Fund will be in a “transition period” during which time ING Investment Management Advisors B.V. (the “Sub-Adviser”) will sell all or most of its assets and the Sub-Adviser may hold a large portion of the Disappearing Fund’s assets in temporary investments. During this time, the Disappearing Fund may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders.  In addition, these transactions will also result in transactional costs, which may be ultimately borne by the Disappearing Fund’s shareholders.

Additionally, if the Reorganization is approved, any contingent deferred sales charge (“CDSC”) that would be applicable on a redemption of shares of the Fund or on a redemption of shares of the Surviving Fund acquired as a result of the Reorganization shall be waived from July 25, 2014 until thirty (30) days following the Closing date. Following the Reorganization, the Disappearing Fund’s shareholders will hold shares of the Surviving Fund. For more information regarding the Surviving Fund, please contact a Shareholder Services representative at (800) 992-0180.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE